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      Meridian Leasing

                                               MASTER LEASE AGREEMENT
                                               FINANCE LEASE, ARTICLE 2A UCC

                              MERIDIAN LEASING INC.

                        Master Lease Agreement No. 01678

      THIS MASTER LEASE AGREEMENT (the "Lease"), dated as of the 29th day of November, 1995, is executed by and between MERIDIAN LEASING INC., a Pennsylvania corporation, with a place of business located at One Meridian Boulevard, Wyomissing, PA 19610 (together with its successors and assigns, if any, the "Lessor") and KLEINERT'S INC. OF NEW YORK, a New York corporation, with its mailing address and chief place of business at 112
      W. 34th Street Suite 1711 New York, NY 10120, (the "Lessee").

      The Parties hereto, for good and valuable consideration and intending to be legally bound, hereby agree as follows:

      1. MASTER LEASE WITH SCHEDULES:

           (a) Subject to the terms and conditions set forth below, Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor such unit or units of equipment (the "Equipment" and individually sometimes "Item" or "Item of Equipment") described in any Master Lease Schedule (a "Schedule") now or hereafter from time to time executed by the parties pursuant hereto, and any and all such Schedules are deemed a part hereof. Each Schedule shall incorporate this Lease by reference. Capitalized terms not otherwise defined herein will have the meaning provided for in any Schedules.

           (b) Lessor has no obligation to purchase Equipment from the manufacturer or supplier thereof ("Supplier") or to lease the same to Lessee under any Schedule unless each of the following is satisfied and delivered to Lessor prior to the Commencement Date with respect to the
      Schedule in form and substance satisfactory to Lessor: (i) a Schedule relating to the Equipment then being leased hereunder reflecting Lessor's Cost, and a term and rate satisfactory to Lessor, (ii) unless Lessor has delivered its purchase order for the purchase of such Equipment, a Purchase Order Assignment and Consent in form satisfactory to Lessor,
      (iii) a Closing Certificate in form satisfactory to Lessor, (iv) a Certificate of Insurance which complies with the requirements of Section 7 and the Schedule, and (v) a properly executed Certificate of Acceptance in form satisfactory to Lessor covering each Item of Equipment set forth in the Schedule and the execution by Lessee of any Certificate of Acceptance will (i) confirm that each Item of Equipment described thereon has been delivered to and irrevocably accepted by Lessee for lease hereunder, and
      (ii) constitute Lessee's acknowledgment that Lessee has received a copy of and has approved the contract under which Lessor acquired the Equipment. Lessee hereby waives as between Lessor and Lessee any right to revoke acceptance of the Equipment under this Lease once made and evidenced by its Certificate of Acceptance. Lessee shall also deliver such other documents as Lessor may reasonably request.

      2. TERM:

           The Lease of and rent for Equipment leased under any Schedule will commence on the day specified in the Schedule as the Commencement Date, and will continue for the period specified as the "term" in the said Schedule as the same may be extended pursuant to the terms hereof.
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      3. RENT:

           Payment of rent will be made during the term of the Lease on the due dates and in the amount set forth in the Schedule and will not be prorated for any cause or reason except as herein specifically provided. If one or more advance payments of rent are required, the advance rent will be due and paid in the amount specified in the Schedule upon acceptance by Lessor of each Schedule providing for such rent. Lessor will apply said advance rent toward the first basic rent payment and, provided no default is then existent hereunder, the balance, if any, of the advance rent will be applied to the final rent payment. Subsequent rent payments will be due periodically thereafter as specified in the Schedule. In no event will any advance rent or any other rent payment be refunded to Lessee, it being the intention of the parties hereto that the rents and other amounts payable by the Lessee hereunder will continue to be payable in all events unless the obligation to pay the same will be terminated pursuant to the terms hereof. All rent will be paid to the Lessor in immediately available funds without notice or demand on the due dates with respect thereto at Lessor's address set forth above or as otherwise directed by the Lessor in writing. In order to secure all obligations of Lessee hereunder, Lessee hereby grants to Lessor a security interest in the amount of any advance rent not applied to the first basic rent payment.

      4. USE, OPERATION AND INDEMNIFICATION:

           (a) Lessee will not assign, sublet, mortgage, hypothecate or alter any of the Equipment leased hereunder or any interest in the Lease, nor will Lessee remove any of the Equipment from the location specified in the Schedule without (except in the ordinary course of its business for use or maintenance) the prior written consent of Lessor, and any attempt to so assign, sublet, mortgage, hypothecate, alter or remove will constitute a default hereunder and such assignment, sublease, mortgage, or hypothecation will be void and without effect. Lessee will keep all Equipment leased hereunder free and clear from all claims, liens and encumbrances whatsoever.

           (b) Lessee agrees to indemnify, save and keep harmless Lessor, its agents, employees, successors and assigns from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses of whatsoever kind and nature, in contract or tort, howsoever arising from any cause whatsoever including but not limited to Lessor's strict liability in tort, or otherwise arising out of (i) the selection, manufacture, purchase, financing, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Lease, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employee of Lessee. Lessee hereby represents and warrants that each Item of Equipment acquired and leased hereunder is new and not previously used unless specifically disclosed on the Schedule and Lessee agrees to indemnify, save and keep harmless Lessor against any loss howsoever arising directly or indirectly from any subsequent determination that the Supplier has sold Items of Equipment for lease hereunder which have been previously used. Lessee will, upon request, at its own expense, defend any and all actions based on, or arising out of, any of the foregoing and this indemnification will survive termination of the Lease.

           (c) Lessee will not without the prior written consent of Lessor (i) make any material alterations of the Equipment or (ii) affix or install any accessory, equipment or device on any Equipment leased hereunder if such addition will impair the originally intended function or use of such Equipment. All additions, repairs, parts, supplies, accessories, equipment and devices furnished, attached or fixed to any Equipment will thereupon without further act or instrument become the property of Lessor (except such as may be removed without in any way affecting or impairing the originally intended function, condition or use of such Item). Further, Lessee will not, without the prior written consent of Lessor and subject to such conditions as Lessor may impose for its protection, affix or install any Equipment leased hereunder to or in any other personal property or in real property.
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         5. SERVICE AND MAINTENANCE:

       (a) Lessee will, at its sole expense, at all tines maintain all Equipment consistent with recommendations of the Supplier and as required by the conditions of any warranty in order to maintain same current and effective and in good operating order, repair, condition and appearance and keep all Equipment protected from the elements, except during use in the normally contemplated manner. Lessee will, at its own expense, provide all maintenance and service and make all repairs and replacements reasonably necessary for such purposes. If any parts of the Equipment are worn out, lost or are otherwise rendered unfit for use, Lessee will, at its own expense, replace such parts promptly by replacement parts of at least equal value and utility with title thereto vesting in Lessor free and clear of all liens and encumbrances. Lessee will, at its expense, affix in a prominent position on each Item of Equipment plates, tags or other identifying labels showing ownership of the Equipment by Lessor. Lessor will, at all reasonable times, have the right to inspect the Equipment and Lessee's maintenance records related thereto.

       (b) Lessee will, at its sole expense, make all alterations and modifications with respect to the Equipment that may at any time during the term of this Lease or any Schedule hereunder by required to comply with any applicable law or any governmental rule or regulation.

         6. RETURN OF EQUIPMENT:

       (a) Unless otherwise provided in the Schedule, upon termination of the Lease or of any Schedule upon default or by expiration of the term hereof or thereof or upon termination for any other cause, Lessee will, at its sole cost and expense, promptly return the Equipment to Lessor at any address specified by Lessor in the same condition as received, reasonable wear and tear and normal depreciation from proper use and maintenance alone excepted, capable of performing its originally intended use at its originally rated capacity. Lessee will be responsible for all costs and expenses for packing, shipping and insuring the Equipment until delivered to the location designated by Lessor. Lessee will also provide storage without charge to Lessor, if requested' for ninety (90) days after the termination of the Lease. At least ninety (90) days prior to the last day of the term, Lessee shall deliver to Lessor a report of an independent expert advising Lessor on the condition of the Equipment and its compliance with the terms hereof.

       (b) In addition to Lessor's other rights and remedies hereunder, if the Equipment is not returned on the last day of the term or repairs are necessary to place the Equipment in the condition required hereby, Lessee shall continue to pay for the period of delay and acceptance of such rents by Lessor will not constitute a renewal of the Lease or a waiver of the Lessor's right to a prompt return.

         7. INSURANCE:

       Lessee hereby assumes all risks of damage, loss, theft, or destruction, partial or complete, with respect to each Item of Equipment during the term of the Lease and during any storage period until Lessee has returned or disposed of the Equipment as provided for herein. Lessee will, at its own expense, keep each Item of Equipment insured against all risks with extended coverage and insurance companies satisfactory to Lessor, with Lessor named as loss payee for an amount at least equal to such amount as designated in writing from time to time by Lessor and, failing any such designation, to an amount at least equal to the greater of (1) the fair market value of the Equipment, or (ii) the then current Stipulated Loss Value of the Equipment determined by reference to the related Schedule. Lessee agrees to obtain and maintain at its expense with insurance companies of recognized standing general public liability insurance for the protection of Lessor and Lessee, as their interests may appear, in an amount at all times satisfactory to Lessor and otherwise as specified in the related Schedule against claims for bodily injury, death or property damage arising out of the use, ownership, possession, operation or condition of the Equipment. Each insurer will agree, by endorsement upon the policy or policies issued by it, or by independent instruments furnished to Lessor, that Lessor will have the power to file claims against the insurer under said policy, that it will give Lessor thirty
      (30) days written notice before the policy or policies in question will be altered, expired or canceled last day and that no act or default of any person other than Lessor, its agents, or those claiming under Lessor, will affect Lessor's rights to recover under such policy or policies in case of loss. Lessee will deliver to Lessor the policies or evidence of insurance and renewal thereof satisfactory to Lessor prior to the Commencement Date and thirty (30) days prior to each expiration date thereof for each Item of Equipment. The failure of Lessee to secure or maintain such insurance will constitute a default under this Lease. In the event of such breach, Lessor may, but will not be obligated to, obtain such insurance. In the event that Lessor obtains such insurance, an amount equal to the cost of such insurance will be deemed supplemental rent to be paid forthwith by Lessee.

        8. LOSS OR DAMAGE:

       (a) Lessee hereby assumes and is solely responsible for the entire risk of use, operation and/or loss of the Equipment and for each and every accident or hazard resulting therefrom and all losses and damages associated therewith howsoever arising.

       (b) In the event of the total loss, destruction, theft or damage beyond repair (determined without reference to the remaining term with respect thereto) of the Equipment or any Item (a "Casualty Occurrence"), Lessee will pay to Lessor on the next due date for rent following the Casualty Occurrence or on the last day of the term with respect to such Equipment an amount equal to the rent then due plus an amount equal to the Stipulated Loss Value of such Equipment as of such due date. Upon payment of such amounts, and provided no default exists hereunder, Lessee will be entitled to recover possession of such Item and title thereto will vest in Lessee free and clear of the right and interest of Lessor.

       (c) In the event of damage to any Item of Equipment which does not amount to a Casualty Occurrence, Lessee will give prompt notice of such damage to Lessor and, at Lessee's sole cost and expense, Lessee will promptly repair such Item, restoring it to its previous condition and the condition assuming Lessee had met all of its obligations required for maintenance hereunder. Provided Lessee is not in breach or default of this Lease, any proceeds of insurance received by Lessor with respect to any such loss will be paid over by Lessor to Lessee to the extent necessary to reimburse Lessee for costs incurred and paid by Lessee in repairing such damaged Equipment, but only upon evidence satisfactory to Lessor that such repairs have been accomplished.

        9. TRANSFER OF WARRANTIES:

       Notwithstanding anything contained herein to the contrary and to the extent permitted by law and contract, Lessor will pass through without representation to Lessee the benefit of all warranties, if any, of the Supplier of the Equipment and, so long as there exists no default hereunder, Lessee will have the right to, and will, directly avail itself of all warranties made by the Supplier with respect to the Equipment. Lessee will give Lessor notice of any claim made by Lessee against the Supplier of the Equipment and any cash settlement of any such claim will be payable solely to Lessor.

        10. TAX TREATMENT AND INDEMNIFICATIONS:

       (a) It is acknowledged and agreed by the parties that they are entering into this Lease with the assumption that Lessor and the consolidated group of which Lessor is a member (all references to Lessor in this Section include such consolidated group) will be treated for federal income tax purposes (and to the extent allowable, for state and local tax purposes) as the owner of all Equipment leased hereunder and will have a federal tax rate of at least 35% during the term of the Lease.

       (b) Unless otherwise provided for in a particular Schedule, the Lessee acknowledges and agrees that each Schedule has been executed by Lessor based upon the following representations and warranties of Lessee: (i) each Item of Equipment has been placed in service on the Commencement


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      Date; (ii) Lessor will not under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code"), be required to include in its gross income, for federal income tax purposes, any amount with respect to any improvement, modification or addition made by Lessee to any Item of Equipment; (iii) Lessor shall be entitled to accelerated cost recovery deductions ("Recovery Deductions") for Lessor's Cost of each Item of Equipment over the number of years indicated on the related Schedule by using the 200% declining balance method permitted under Code Section 168 and the half year convention, unless otherwise required by operation of Code Section 168(d)(3)(A); (iv) no Item of Equipment is limited use property within the meaning of Rev. Proc. 76-30; and (v) for federal income tax purposes, all amounts included in the gross income of the Lessor with respect to each Item of Equipment will be treated as derived from or allocable to sources within the United States.

       (c) If by reason of (1) the inaccuracy in law or in fact of any of the assumptions or representations or warranties set forth in Subsections (a) or (b) of this Section, (2) the inaccuracy of any statement or any letter or document furnished to Lessor by or on behalf of Lessee in connection with the transactions contemplated under the Lease, or (3) the act, failure to act or omission of or by Lessee of (4) any change in the Code occurring prior to the Commencement Date on any Schedule, Lessor will (i) lose, will not have the right to claim or if there will be disallowed with respect to Lessor all or any portion of the Recovery Deduction as to any Item of Equipment on such Schedule, (ii) be required to include in its gross income any alteration, modifications or addition to, any Item, other than an alteration, modification or addition which is permitted without adverse tax consequences to Lessor under Rev. Procs. 75-21, 76-30 or 79-48 (an "Improvement Loss"), or (iii) suffer a decrease in Lessor's net return over the then remaining portion of the term of the Lease (any such occurrence referred to hereinafter as "Loss") for such Schedule, then at Lessor's option either (X) the rent on such Schedule will, on and after the next succeeding date for the payment thereof upon notice to the Lessee by the Lessor that a Loss has occurred, and describing the amount as to which Lessor intends to claim indemnification and the reason for such adjustment in reasonable detail, be increased by such amount, which will cause Lessor's net return over the then remaining portion of the term of the Lease (taking into account the tax effect from deferred utilization of tax basis resulting from changes in the method of calculating Recovery Deductions) to equal the net return that would have been available if such Loss had not occurred, or (Y) in lieu of a rent increase, the Lessee shall pay to Lessor on such next succeeding date for the payment of rent such sum as will cause Lessor's net return over the term of the Lease in respect of the Equipment to equal the net return that would have been available if such Loss had not occurred. If such Loss occurs after the expiration or termination of the Lease, Lessor will notify Lessee of such Loss and Lessee will, within sixty (60) days after such notice, pay to Lessor such sum as required by the preceding clause (Y). Lessee will forthwith pay on demand to Lessor an amount on an after-tax basis which will be equal to the amount of any interest and/or penalties which may be assessed by the United States or any state against Lessor as a result of the Loss.

       (d) For purposes of this Section a Loss will occur upon the earliest of
      (1) the happening of any event which in Lessor's judgment reasonably may cause such Lass, (2) the payment by Lessor to the Internal Revenue Service of the tax increase, if any, resulting from such Loss, or (3) the adjustment of the tax return of Lessor to reflect such Loss. Lessor will be responsible for, and will not be entitled to a payment under this Section on account of, any Loss due solely to one or more of the following events: (i) the failure of Lessor to have sufficient taxable income to benefit from the Recovery Deduction; (ii) any disposition of the Equipment by Lessor prior to any default which has occurred and is continuing under the Lease; or (iii) the failure of Lessor to properly claim the Recovery Deduction.

       (e) The indemnities and assumptions of liability provided for herein and all Lessor's rights and privileges herein will continue in full force and effect notwithstanding the expiration or termination of the Lease.

        11. DISCLAIMER:

       Lessee acknowledges that it alone selects the Equipment and the Supplier(s) thereof. LESSEE UNDERSTANDS AND AGREES THAT LESSOR MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESSED OR IMPLIED, WITH RESPECT TO THE EQUIPMENT. IT IS UNDERSTOOD AND AGREED THAT NO WARRANTY IS TO BE IMPLIED WITH RESPECT TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, THE FITNESS OF THE EQUIPMENT FOR A PARTICULAR PURPOSE, OR WITH RESPECT TO PATENT, TRADEMARK, COPYRIGHT OR OTHER INFRINGEMENT OR THE LIKE. NOTHING HEREIN CONTAINED WILL BE CONSTRUED AS DEPRIVING THE LESSEE OF WHATEVER RIGHTS, IF ANY, LESSEE MAY HAVE AGAINST THE SUPPLIER AND/OR MANUFACTURER OF THE EQUIPMENT AND LESSEE AGREES TO LOOK SOLELY TO SUCH THIRD PARTIES WITH RESPECT TO ANY AND ALL CLAIMS CONCERNING THE EQUIPMENT.

        12. NO ABATEMENT:

       This Lease is a net Lease, intended by the parties to constitute a "Finance Lease" under Article 2A of the Uniform Commercial Code as in effect in Pennsylvania (the "UCC") and Lessee waives any right to suspend the performance of all or any of its obligations hereunder. This is not a consumer lease and the promises of Lessee hereunder and under each Schedule are irrevocable upon acceptance of the Equipment under each Schedule. Lessor and Lessee each hereby waive the provisions of the UCC,
      Section 2A 401 through 403 inclusive, and it is the intent of the parties that under no circumstances is the Lease or any Schedule to be subject to repudiation by either party. Lessee's obligation to pay rent and all other amounts due hereunder is absolute, unconditional and not subject to cancellation. Lessee agrees to pay rent and all other amounts due hereunder when due without abatement or reduction, irrespective of any claims, demands, set-offs, actions, suits or proceedings that it may have or assert against Lessor or any Supplier or manufacturer of Equipment or any part thereof. Lessor will have no liability to Lessee in the event that any Supplier, manufacturer or one or more others fails to perform any obligations at any time due to Lessor, Lessee, persons in privity with Lessor or Lessee and any other persons, or any one or more of the foregoing.

        13. DEFAULT; REMEDIES:

       (a) Each of the following will constitute a default hereunder: (a) Lessee fails to pay rent or any other amount when due under any Schedule and such failure will continue for five (5) days from the due date thereof; (b) Lessee breaches any of the other terms or covenants hereof (including without limitation any Schedule) or commits any other act of default specified in this Lease; (c) any representation or warranty of Lessee contained herein or in any other document or instrument delivered in connection herewith or made from time to time hereafter is false or misleading when made; (d) Lessee or any Guarantor become insolvent or ceases to do business as a going concern; (e) the Equipment or any Item is abused, illegally used, or misused; (f) Lessee or any Guarantor makes any assignment for the benefit of creditors, receivership or the like is filed with respect to Lessee, or any substantial part of Lessee's property is attached or a receiver, trustee or liquidator is appointed for Lessee or any substantial part of Lessee's property or whenever Lessor may deem itself insecure hereunder; (g) Lessee or any Guarantor fails to make any payment on indebtedness for borrowed money when due, or to make any payment on a lease or installment sale obligation when due, in each case when any applicable grace period for such obligation has expired and the lender, lessor or creditor has commenced to exercise any remedy, but only if the indebtedness or other obligations for which payment is sought is an amount equal to or in excess of $100,000; (h) final judgment for the payment of money aggregating in excess of $100,000 will be outstanding against Lessee for more than sixty (60) days from the date of entry and will not have been discharged in full or stayed or fully bonded; or (i) Lessee or any Guarantor shall suffer any material adverse change in their financial position which may reasonably cause Lessor to feel the payment of rent hereunder may be impaired. On the occasion of any such default hereunder, Lessor, at its option, may do any one or more of the following:
      (1) declare this Lease and any or all Schedules in default upon notice to Lessee, whereupon the entire amount of rent and all other amounts remaining to be paid over the balance of the term of all Equipment then leased hereunder, computed from the date of Lessee's default, will become immediately due and payable and be accelerated; (2) proceed by appropriate court action or actions at law or in equity or in bankruptcy to enforce performance by Lessee of the covenants and terms of this Lease and/or to recover damages for the breach thereof; (3) terminate this Lease and any or all Schedules upon notice to Lessee; (4) whether or not this Lease or any Schedules be so terminated, upon demand by Lessor, Lessee will return the Equipment consistent with its obligation in Section 6 hereof. Lessor may without notice to Lessee repossess the Equipment wherever found, with or without legal process, and for this purpose Lessor and/or its agents may enter upon any premises of or under control or jurisdiction of Lessee or any agent of Lessee without liability for suit, action or other proceedings by Lessee (any damages occasioned by such repossession being hereby expressly waived by Lessee except for the damages occasioned by gross negligence or willful misconduct, and remove the Equipment therefrom.

       (b) With respect to any Equipment returned to Lessor, or repossessed by Lessor pursuant to provision (4) above, Lessor may hold or use such Equipment for any purpose whatsoever or either sell same at a private or public sale, cash or credit, or re-lease same for such term and upon such rental as will be solely determined by Lessor. In the event of the sale or re-leasing by Lessor of any such Equipment, Lessee will be liable for, and Lessor may forthwith recover from Lessee as liquidated damages for breach of this Lease, and not as a penalty, an amount equal to (X) the entire amount of rent which would have accrued for the balance of the term for such Equipment computed from the date of Lessee's default, plus (Y) an amount determined by multiplying Lessor's Cost by the percentage indicated for the Stipulated Loss Values for the final rent period during the term hereof, less (Z) the proceeds of any sale or re-leasing of such Equipment, after first deducting therefrom all costs and expenses of repossession, storage, repairs, reconditioning, sale, re-leasing, attorneys' fees and collection fees with respect to such Equipment provided, however, in no event shall the damages calculated hereunder be less than an amount equal to 10% of Lessor's Cost of the Equipment. If Lessee fails to return any Equipment to Lessor or Lessor is unable, for any reason, to effect repossession of any Equipment, then with respect to such Equipment, Lessee will be liable for, and Lessor may forthwith recover from Lessee as liquidated damages for breach of this Lease, and not as a penalty, an amount equal to the sum of the amounts specified in items (X) and (Y) above for such Equipment provided, however, in no event shall the damages calculated hereunder be less than an amount equal to 10% of Lessor's Cost of the Equipment. Whether or not any Equipment is returned to, or repossessed by Lessor, as aforesaid, Lessee will also be liable for, and Lessor may forthwith recover from Lessee, all unpaid rent and other unpaid sums that accrued prior to the date of Lessee's default. In addition to the foregoing, Lessor may also recover from Lessee all costs and expenses, including without limitation attorneys' fees and fees of collection agencies, incurred by Lessor in exercising any of its rights or remedies hereunder. Since pursuant to the foregoing Lessor may receive or recover payment of the amounts specified in paragraph (1) and items (X) and (Y) above earlier than Lessor would otherwise be entitled to receive or recover same but for Lessee's default, such amounts will be discounted to their then present value at the rate of six percent (6%) per annum, and there will be added to such amounts, after such discount, interest at the rate specified in Section 18 hereof from the date of Lessee's default up to the date of the payment of such amounts to Lessor.

       (c) Lessee hereby AUTHORIZES THE PROTHONOTARY OR CLERK OR ANY ATTORNEY OF ANY COURT OF RECORD OF PENNSYLVANIA OR ELSEWHERE, UPON OR AFTER THE OCCURRENCE OF ANY DEFAULT, TO APPEAR FOR AND CONFESS JUDGMENT AGAINST LESSEE AT ANY TIME FOR ALL AMOUNTS DUE HEREUNDER INCLUDING ACCELERATED RENTALS AS PROVIDED FOR HEREIN INCLUDING THE AMOUNT DUE UPON FAILURE TO RETURN THE EQUIPMENT AND ALL OTHER DAMAGES OR OTHER AMOUNTS TO WHICH LESSOR MAY BE ENTITLED UPON DEFAULT, WITH OR WITHOUT DECLARATION, WITH COSTS OF SUIT, RELEASE OF ERRORS, WITHOUT STAY OF EXECUTION AND WITH 15% ADDED FOR LESSOR'S ATTORNEYS' FEES. Lessee waives and releases all relief from all appraisement rights on any property levied upon, voluntarily condemns the same, authorizes the Prothonotary, Clerk or attorney to enter upon the Writ of Execution such voluntary condemnation and, to the extent permitted by law, waives all rights or appeal, inquisition, stay of execution and exemption under any law now or later in force. A copy of this Lease, verified by Lessor, may be filed in such suit in lieu of the original Lease. The right to confess judgment will not be exhausted by any single or subsequent exercise, but Lessor will be entitled to confess judgment successively, by any exercise thereof, whether or not such exercise will be held by any court to be invalid, voidable or void, but the power will continue undiminished and may be exercised from time to time, and contemporaneously in more than one jurisdiction, as often as Lessor will elect until all obligations of Lessee hereunder will have been satisfied in full. Lessee consents to the jurisdiction of the courts of Pennsylvania and the Federal District Court for the Eastern District of Pennsylvania in any action or proceeding which may be brought under or in connection with this Lease or any obligation with respect thereto or to enforce any agreement contained herein or in any such obligation, and in the event such action or proceeding will be brought against it, Lessee agrees not to raise any objection to such jurisdiction or the laying of venue in Berks County, Pennsylvania. Lessee agrees that service of process in any such action or proceeding may be duly effected upon him or her by service in accordance with the provisions of the Uniform Interstate and International Procedure Act.

        14. CUMULATIVE REMEDIES:

       The remedies herein provided in favor of Lessor are not exclusive, but will be cumulative and will be in addition to all other remedies in Lessor's favor existing in law, in equity or in bankruptcy. The receipt and acceptance by Lessor of any rent or other payment after occurrence of a default will not be deemed to be a waiver of such default on the part of Lessor. In the event that any court or competent jurisdiction determines that any provision of this Lease is invalid or unenforceable in whole or in part, such determination will not prohibit Lessor from establishing its damages sustained as a result of any breach of this Lease in any action or proceeding in which Lessor seeks to recover such damages. Any repossession or resale of any Equipment will not bar an action for damages for breach of this Lease, as hereinbefore provided, and the bringing of an action or the entry of judgment against Lessee will not bar Lessor's right to repossess any or all Equipment.

        15. ASSIGNMENTS:

       Lessor may without the consent of Lessee sell, assign or otherwise transfer or grant a security interest in, its right, title and interest in the Equipment, this Lease or any Schedule and the rent due or to become due thereunder and when so sold, assigned, transferred or encumbered this Lease will be free of any counterclaim. set-off, defense or cross-claim by Lessee as against such assignee whenever arising, before or after such sale, assignment, transfer or security grant. Upon notice to Lessee of such sale, assignment, transfer or security interest, Lessee agrees to direct all payments hereunder, if requested, to Lessor's assignee.

      16. PAYMENT OF TAXES:

       Lessee agrees to pay promptly when due, and to indemnify and hold Lessor harmless from, all license, title and registration fees whatsoever, all levies, imposts, duties, charges or withholdings whatsoever, and all sales, use, personal property, franchise (howsoever calculated), and other taxes whatsoever together with any penalties, fines or interest thereon) whether assessed levied or imposed by any governmental or taxing authority against or upon Lessor or otherwise, with respect to any Equipment or the purchase, acquisition, ownership, delivery, leasing, possession, use, operation, control, return, or other disposition thereof, or the rents, receipts or earnings arising therefrom, or with respect to this Lease, excluding, however (i) any such taxes or charges to the extent they are included in Lessor's Cost, (ii) any federal taxes levied on Lessor's net income, or (iii) state or local taxes levied on Lessor's net income, as net income . determined under, and at rates which do not exceed those originally imposed by the jurisdiction in which the Equipment is located as specified in the related Schedule. In the event any such fees, levies, imposts, duties, charges or taxes are paid by Lessor, or if Lessor be required to collect or pay any thereof, Lessee will reimburse Lessor therefor (plus any penalties, fines or interest thereon) promptly upon demand. Until Lessor notifies Lessee to the contrary, Lessee will promptly before any penalty attaches, prepare and file in Lessor's name or on Lessor's behalf all personal property tax returns covering the Equipment and Lessee will pay the personal property taxes levied or assessed thereon directly to the levying authority. If Lessor timely notifies Lessee that Lessor will prepare and/or file any such return, Lessee will, promptly upon being invoiced by Lessor, reimburse Lessor for the full amount of such personal property taxes so paid by Lessor. All of the obligations of Lessee under this Section with respect to any fees, levies, imposts, duties, charges, withholdings and taxes (plus any penalties, fines or interest thereon and, in the event that any of the foregoing are deemed to be income to Lessor, any attendant income tax) assessed, levied, imposed or accrued prior to the expiration or other termination of this Lease will continue in full force and effect notwithstanding such expiration or other termination. Lessee will either provide Lessor a copy of all property and other tax returns filed hereunder by Lessee in Lessor's name or on Lessor's behalf or provide to Lessor an affidavit or a responsible corporate officer certifying that the property taxes so identified therein have been reported and are current.

        17. LATE CHARGE:

       If any rent or any other amount due hereunder from Lessee other than the amounts due under this Section 17 is not paid within five (5) days after the due date, Lessee agrees to pay a late charge equal to five percent (5%) of such delinquent payment and such late charge shall be due and payable within ten days after the date of notice of such late charge from Lessor to Lessee. All amounts past due hereunder including any late charge shall accrue interest at a rate equal to eighteen percent (18%) on the amount of such delinquent rent or other payment, but not exceeding the maximum permissible amount under applicable law. The failure of Lessor to collect any late charge will not constitute a waiver of Lessor's right with respect thereto.

        18. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS:

       In case of failure of Lessee to comply with any provision of the Lease or any Schedule, Lessor will have the right, but will not be obligated, to effect such compliance in whole or in part, and all money spent and expenses incurred by Lessor will be paid by Lessee forthwith and will bear interest at the daily equivalent of eighteen percent (18%) per annum from the date said obligation was due. Lessor's action in effecting such compliance will not be a waiver of Lessee's default. All such money spent by and expenses of Lessor and any other obligation assumed or incurred by Lessor in effecting such compliance will constitute additional rent payable to Lessor with the next rent payment.

        19. SEVERABILITY:

       Any provision herein contained which may be invalid under applicable law or any governmental rule or regulation, will be deemed omitted, modified or altered to conform thereto.

        20. NOTICES:

       All notices required or permitted to be given hereunder will be in writing and will be deemed given if sent by registered or certified mail to the address of Lessor or Lessee stated herein or in any Schedule or to such other place as either party may in writing direct pursuant to this Section.

        21. LEGAL CONSTRUCTION:

       The validity, construction and performance of the Lease and any Schedule will in all respects be governed by the laws of the Commonwealth of Pennsylvania.

        22. FINANCIAL INFORMATION:

       Lessee agrees to provide Lessor with: (i) a balance sheet and statement of income of Lessee, or any consolidated group of which Lessee is a member, prepared in accordance with generally accepted accounting principles and certified by independent certified public accountants or other financial statements acceptable to Lessor within ninety (90) days after the close of each fiscal year of Lessee occurring after the date of this Lease, and (ii) from time to time such information relating to the Equipment or the financial condition of the Lessee as Lessor may reasonably request.

      23.  ADDITIONAL DOCUMENTS

      Lessee agrees to execute or obtain and deliver to Lessor at Lessor's request such additional documents as Lessor may reasonably deem necessary or appropriate to protect Lessor's interest in the Equipment and in this Lease including, without limitation, financing statements. Lessee will pay, or reimburse Lessor on demand, for any filing fees or expenses incurred by Lessor in connection with any such additional documents. Lessee hereby designates Lessor its attorney-in-fact and authorizes and empowers Lessor to execute and complete in Lessee's name and on Lessee's behalf all financing statements and other documents necessary to and anticipated by any Schedule to provide to Lessor the benefits anticipated by such Schedule.

      24. MISCELLANEOUS:

        The Lease will not be binding on Lessor until executed by an authorized officer of Lessor. Lessor and Lessee waive all rights to trial by jury in any litigation arising herefrom or in relation hereto. Lessee will, at Lessee's sole expense, obtain from each owner, landlord, mortgagee or other person having an encumbrance, lien or other interest on or in the premises in which the Equipment is or will be located, all necessary consents to the installment and use of the Equipment therein and the removal thereof in accordance with the terms of the Lease, together with waivers of claim with respect to the Equipment, and record the same when and where necessary. This Lease shall be executed in two originals, counterpart #2 shall be retained by Lessee and counterpart #1 shall be retained by Lessor and duly marked as such and shall be the only original for chaste' paper purposes.

      25. ENTIRE AGREEMENT:

        This Lease and any instrument referred to herein together with any Schedule(s), Attachment(s), or Rider(s) signed by the parties or delivered in connection herewith constitute the entire agreement of the parties with respect to the subject matter hereof and will collectively constitute the Lease with respect to an Item of Equipment and supersede any prior written or oral agreement of the parties with respect to such Equipment. No agent or employee of the Supplier is authorized to bind Lessor to the Lease, to waive or alter any term or condition herein or add any provision hereto. No variation or modification of the Lease and no waiver of any of its provisions or conditions will be valid unless in writing and signed by Lessor and Lessee.

        MERIDIAN LEASING INC.                    KLEINERT'S INC. OF NEW YORK

        By:                                      By: /s/ Gerald E. Monigle
           ------------------------                  -------------------------
           Edward R. Bruner                        Title:  Treasurer
           Title:  President                       Date:  November 29, 1995

        Date:                               Witness: /s/ Denise L. Hale
                                                     -------------------------

                                                 Date:  November 29, 1995

              THE UNDERSIGNED LESSEE HEREBY ACKNOWLEDGES AND AGREES THAT ANY MODIFICATION OR AMENDMENT OF THIS LEASE MUST BE IN WRITING AND THAT NO MODIFICATION OR AMENDMENT SHALL BE ENFORCEABLE UNLESS SUCH MODIFICATION OR AMENDMENT IS IN WRITING DULY SIGNED BY LESSEE AND LESSOR.




/s/ Gerald E. Monigle
---------------------
KLEINERT'S,  INC. OF NEW YORK

                           MERIDIAN LEASING INC.                  TRUE LEASE
                           MASTER LEASE SCHEDULE
Meridian Leasing Inc.      Schedule Dated November 29, 1995 to
One Meridian Blvd.         Master Lease Agreement No. 01678
Wyomissing, PA 19610       Master Lease Schedule #001

The Master Lease Agreement referred to above is incorporated herein by reference as if set forth at length and Lessee and Lessor confirm all the terms and provisions thereof except as specifically set forth herein to the contrary.

A. Equipment

    This Schedule covers all Equipment described in Rider #1 attached hereto and made a part hereof.

B. Definitions and Meanings of Certain Terms

    1. Advance Rental: $4,485.42
    2. Lessor's Cost: $144,040.56
    3. Commencement Date: November 29, 1995 (To be the date of execution of the Certificate of Acceptance)
    4. Term of Lease:__________ days (the "interim term") followed by a basic term of 36 months and ending on
    5. First Rent Payment Factor: .03114
    6. Second Rent Payment Factor: -----
    7. Additional Provisions: $100.00 processing fee.
    8. All Riders (if any) in addition to Rider #1 are listed hereinafter and made a part hereof: Rider #2, #5

C. Stipulated Loss Values

    The Stipulated Loss Value of any Item of Equipment may be determined as of any rent due date by multiplying Lessor's Cost for the Equipment by the percentage applicable to such date in each case determined by reference to the Schedule of Stipulated Loss Values attached hereto.

D. Tax Treatment

    This is a true lease and not a conditional sale and the provisions of
Section 10 of the Lease shall be fully applicable. Recovery Deductions: 5 year period using the 200% declining balance method and the half-year convention, unless otherwise required by operation of Code Section 168(d)(3)(A).

E. Rent Payments

    Lessee promises to pay rent for the interim term, if any, on the first day of the basic term in an amount equal to $______________ and thereafter Lessee promises to pay rent for the basic term by making 36 consecutive installments of rent, with the first such payment due ______________ and with succeeding payments due on the _____________ day of each month thereafter. Lessee thereafter promises to pay 35 additional installments of rent each in the amount of $4,485.42 on the ________________ day of each succeeding month during the basic term.

    Except as expressly modified hereby, all terms and provisions of the Lease remain in full force and effect. The parties hereto have caused their duly authorized officers to execute this Schedule as of the Commencement Date.

MERIDIAN LEASING, INC.                      KLEINERT'S INC. OF NEW YORK

By                                          By: /s/ Gerald E. Monigle
  --------------------------                    ---------------------
         Edward R.  Bruner
Title:      President                       Title: Treasurer
                                                   ---------
Date:
                                            Date:  November 29, 1995
                                                   -----------------

                                Meridian Leasing
                       SCHEDULE OF STIPULATED LOSS VALUES
                              MERIDIAN LEASING INC.

                                           Master Lease Agreement No. 01678
                                       Schedule No. 001, Dated November 29, 1995

    The Stipulated Loss Value for any Item of Equipment at any due date is equal to Lessor's Cost of such Equipment multiplied by the applicable percentage shown below as of the applicable rent payment date.

                                              Adjusted
            Number                         Stipulation
                of                               Value
              Base                                  as
               Rent                            Percent
           Payments                                 of
               Made                               Cost
                  1                         105.291310
                  2                         101.040857
                  3                          96.872741
                  4                          92.785600
                  5                          88.786242
                  6                          84.889393
                  7                          81.069030
                  8                          77.348214
                  9                          73.700971
                 10                          70.126084
                 11                          66.646682
                 12                          63.236859
                 13                          59.895464
                 14                          56.645690
                 15                          53.461695
                 16                          50.342391
                 17                          47.291829
                 18                          44.300991
                 19                          41.371647
                 20                          38.500020
                 21                          35.687917
                 22                          32.934350
                 23                          30.235S93
                 24                          27.593497
                 25                          25.007126
                 26                          22.472797
                 27                          19.992410
                 28                          17.565071
                 29                          15.189322
                 30                          12.886060
                 31                          10.6329t6
                 32                           8.450231
                 33                           6.315668
                 34                           4.228432
                 35                           2.208909
                 36                           0.000000

Thereafter
This Attachment is incorporated into the Master Lease Schedule referred to above.
 MERIDIAN LEASING INC.                    KLEINERT'S INC. OF NEW YORK

 By:                                      By: /s/ Gerald E. Monigle
    -------------------------------          ----------------------------
    Edward R. Bruner

Title:                                    Title:   Treasurer
      -----------------------------             -------------
      President

Date:                                     Date:  November 27, 1995
     ------------------------------            -------------------

     Meridian Leasing


                                                              LEASE END OPINIONS
                                                   MASTER LEASE SCHEDULE NO. 001


                              MERIDIAN LEASING INC.

                           RIDER #2 LEASE END OPTIONS

Schedule dated November 29, 1995 to Master Lease Agreement No. 01678

  1. RENEWAL AT FAIR MARKET RENTAL RATE

     Length of Renewal Term: 12 months Number of Renewal Terms: One (1)

Upon the expiration of the original term under the referenced Lease and Schedule and any renewal term provided for herein, provided that Lessee has paid all rent and all other sums then due by Lessee to Lessor, or which would become due upon request of Lessor, as required under the provisions of this Lease, and provided that no default has occurred and then remains unremedied, Lessee will have the option, exercisable on written notice to Lessor given at least 180 days prior to the end of the original term or any renewal term, to renew the Lease with respect to all, but not less than all (except for items for which Lessor has received payment of the Casualty Value with respect thereto) of the Equipment then subject to said Schedule for an additional term as set forth above (herein called a "Renewal Term") at a rental for such renewal term that would be obtained in an arms-length transaction between an informed and willing prospective lessee and an informed and willing lessor under no compulsion to lease (said rate being herein called the "Fair Market Rental Rate"). Lessee's option provided for herein may not be exercised for more than the number of renewal terms set forth above.

  2. PURCHASE AT FAIR MARKET SALE VALUE

Upon expiration of the original term or any renewal term with respect to the Equipment, provided that Lessee has paid all rentals and all other sums then due by Lessee to Lessor, or which would become due upon request of Lessor as required under the provisions of this Lease, and provided that no default has occurred and then remains unremedied to Lessor's satisfaction. Lessee will have the option, exercisable by written notice to be given to Lessor at least 180 days prior to the expiration of the term, to purchase all, but not less than all (except for Items that have been destroyed and for which Lessor has received payment of the Casualty Value with respect thereto) of the Equipment, for an amount, payable on or before such expiration date, that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller under no compulsion to sell (said amount being herein called the "Fair Market Sale Value").

  3. PROCEDURE

If, on or before a date 135 days prior to the expiration of the original term or any renewal term with respect to the Schedule, Lessor and Lessee are unable to agree upon a determination of the Fair Market Rental Rate or the Fair Market Sale Value of the Equipment, Lessee will have no obligation to renew this Lease or purchase the Equipment. However, if Lessee wishes to proceed with its option, such value will be determined in accordance with procedure for appraisal set forth herein. Lessee may not proceed simultaneously to exercise both options provided for herein.

Appraisal means a procedure whereby two recognized independent equipment appraisers, one chose by Lessee and one by Lessor, will mutually agree upon the amount in question. To commence the procedure Lessee will give Lessor a written notice appointing its appraiser not later than 125 days prior to the expiration of the original or renewal term. Lessor will within fifteen (15) days thereafter give Lessee a written notice appointing its appraiser. If within fifteen (15) days after appointment of the two appraisers as described above, the two appraisers are unable to agree upon the amount in question, a third recognized independent appraiser will be chosen within five (5) days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment will be made by an authorized representative of the American Arbitration Association or any organization successor thereto. The decision of the appraisers so appointed and chosen will be given within a period of ten (10; days after the selection of such third appraiser. The average of the three appraisals arrived at by said three appraisers will be binding and conclusive on Lessor and Lessee. Lessor and Lessee will pay the fees and expenses of the respective appraisers appointed by them and will share equally the fees and expense of the third appraiser, if any, and those of the American Arbitration Association, if applicable, PROVIDED, HOWEVER, that if Lessee does not exercise the option to renew or purchase, then Lessee will pay the fees and expenses of all appraisers and American Arbitration Association.

If Lessee does not elect to exercise such purchase or renewal option after the decision of the appraisers, Lessor shall have an additional period of 120 days storage rights at the risk and expense of Lessee from and after the later of the end of the Lease term or Lessee's decision not to exercise such option.

After a determination of the Fair Market Rental Rate or the Fair Market Sale Value of the Equipment has been made in accordance with the procedure described above, Lessee may exercise its option to renew the Lease for the Fair Market Rental Rate or to purchase the Equipment for the Fair Market Sale Value by delivering written notification of such exercise to Lessor not less than ninety
(90) days prior to the expiration of the term.

If Lessee has elected to purchase the Equipment pursuant to this option and provided Lessee is not then in default hereunder, Lessee will purchase from Lessor and Lessor will sell to Lessee, without recourse or warranty, the Equipment for a cash consideration equal to the Fair Market Sale Value thereof which amount will be paid in full on the last date for the payment of basic rent as provided for in the Schedule or the last such date provided for in any renewal term. The Bill of Sale will be dated the date of payment.

If Lessee has elected to renew the Lease pursuant to this option, the renewal rentals will be payable on the same day of each rental period consistent with the rental payment dates of the original term of the Lease commencing with the first rental period after the expiration of the original term and continuing until the expiration of the renewal terms).

Upon payment of the Fair Market Sale Value, Lessor will upon request of Lessee, execute and deliver to Lessee or to Lessee's assignee or nominee, a bill of sale (without representations or warranties except that the Equipment is free and clear of all claims, liens, security interest and other encumbrances by or in favor of any person claiming through or under Lessor) releasing the Equipment from the terms and scope of this Lease and to transferring title thereto to Lessee or such assignee or nominee, in such form as may reasonably be requested by Lessee, all at Lessee's expense.

    Except as expressly modified hereby, all terms and provisions of the Lease remain in full force and effect.

    This Rider #2 is incorporated into the Schedule referred to above.

        MERIDIAN LEASING INC.                      KLEINERT'S INC. OF NEW YORK

        By:                                        By:   /s/ Gerald E. Monigle
           ------------------------                   -------------------------
               Edward R. Bruner

        Title: President                            Title: Treasurer
                                                           ----------

        Date:                                       Date: November 29, 1995
                                                          -----------------

                           Master Lease Schedule =C01
                                RETURN PROVISIONS
                                    RIDER #5

             Master Lease Agreement #01678, Dated November 29, 1995
                            between MERIDIAN LEASING
                              INC., as Lessor, and
                    KLEINERT'S INC. OF NEW YORK, as Lessee.

    This Rider forms a part of the above-referenced Schedule to Master Lease. Terms defined in the Schedule and Master Lease will have the same meanings when used in the Rider unless otherwise defined.

1. RETURN

        Lessee shall, upon the expiration of the Lease Term of each Item of Equipment, return such Item of Equipment to Lessor at such place within the continental United States of America as Lessor pursuant to the provisions of this Section, all of the provisions of this Lease with respect thereto shall continue in full force and effect. Lessee shall pay all the costs and expenses in connection with or incidental to the return of the Equipment, including, without limitation, the cost of removing, dismantling by manufacturer's representative (or anyone else designated by Lessor), assembling, packing, insuring and transporting the Equipment. At the time of such return, the Equipment shall be in the condition and repair required to be maintained by Section 6 of the Lease and Section 2 hereof and free and clear of all Liens. At the expiration of the Lease Term, Lessee shall provide 120 days of storage for the units of Equipment free of charge. During this period, each unit of Equipment must remain assembled and operational:

2. OPERATION, MAINTENANCE. ADDITIONS

        A) Lessee will, at its own expense, keep and maintain the Equipment in good repair, condition and working order and furnish all parts, replacements, mechanisms, devices and servicing required therefore so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, reasonable wear and tear excepted. All such repairs, parts, mechanisms, devices and replacements shall immediately, without further act, become the property of Lessor and part of the Equipment. Without limiting the generality of the foregoing provisions of this Subsection, Lessee agrees that upon the required return of the Equipment to Lessor pursuant to the Section 1 hereof, each item of Equipment shall comply with the following criteria at minimum:

  - At the time of return, the Equipment must be operational and able to perform its required tasks effectively without repair or overhaul, complete with no missing components. All components must be attached, clean and functioning.

  - All manuals and documentation must be present and returned to Lessor.

  - Dismantling and handling is to be done in accordance with the manufacturer's instructions or normally accepted industry standards and practices.

  - All peripheral and additional systems to the Equipment must be intact and correctly operational.

  - Meridian Leasing Inc. and potential purchasers of the Equipment must be given access to the Equipment upon reasonable demand.

  - The Equipment must remain at its current location during the term of the lease and all auxiliary equipment must remain attached to or within close proximity.

  - All cables, wires, and attachments must be returned with the system.

    B) Lessee will not make or authorize any improvement, change, addition or alteration to the Equipment (i) if such improvement, change, addition or alteration will impair the originally intended function or use of the Equipment or impair the value of the Equipment as it existed immediately prior to such improvement, change, addition or alteration; or (ii) if any parts installed in or attached to or otherwise becoming a part of the Equipment as a result of any such improvement, change, addition or alteration shall not be readily removable without damage to the Equipment. Any part which is added to the Equipment without violating the provisions of the immediately preceding sentence and which is not a replacement or substitution for any property which was a part of the Equipment, shall remain the property of Lessee and may be removed by Lessee at any time prior to the expiration or earlier termination of the Lease Term. All such parts shall be and remain free and clear of any Liens. Any such part which is not so removed without further act, become the property of Lessor.

        MERIDIAN LEASING INC.                      KLEINERT'S INC. OF NEW YORK

        By:                                        By:   /s/ Gerald E. Monigle
           ------------------------                   -------------------------
               Edward R. Bruner

        Title: President                            Title: Treasurer
                                                           ----------

        Date:                                       Date: November 29, 1995
                                                          -----------------

       Meridian Leasing
                                                   CERTIFICATE OF ACCEPTANCE

                                                   Master Lease Schedule #001



                              MERIDIAN LEASING INC.

                            CERTIFICATE OF ACCEPTANCE

 Meridian Leasing  Inc.
 One Meridian Blvd.
 Wyomissing, PA 19610

   Re: Master Lease Agreement No. 01678 and the Schedule thereunder dated
       November 29, 1995

 The undersigned duly authorized representative of Lessee under the referenced Master Lease Agreement and Schedule (the "Lease") does hereby certify that I have inspected and accepted delivery of the following Items of Equipment under and pursuant to the Lease:

   EQUIPMENT: See Schedule A attached hereto and forming a part hereof.

   DATE ACCEPTED (COMMENCEMENT DATE November 29, 1995
                                    -----------------

 The undersigned does hereby further certify that the foregoing Items of Equipment are in good order and condition, and conform to the specifications, requirements and standards applicable thereto. This certificate does not waive any right Lessee or Lessor may have against the manufacturer or supplier of the Equipment.

 The undersigned does hereby further certify that as of the date hereof
 (i) Lessee is not in default under the Lease, and (ii) the representations and warranties made by Lessee pursuant to or under the Lease are true and correct on the date hereof.


                                                 KLEINERT'S INC. OF NEW YORK

                                                 By:   /s/ Gerald E. Monigle
                                                     -------------------------

                                                 Title:  Treasurer
                                                         ---------

                                                 November 29, 1995
                                                 -----------------
                                                 (Date - the Commencement Date)

Meridian Leasing

                                                             CLOSING CERTIFICATE
                                                      MASTER LEASE SCHEDULE #001


                              MERIDIAN LEASING INC.

                               CLOSING CERTIFICATE


Schedule dated November 29, 1995 to Master Lease Agreement No. 01678

Meridian Leasing Inc.
One Meridian Blvd.
Wyomissing, PA 19610

As a condition to your advance of funds for the above referenced Lease and Schedule, the undersigned as Lessee thereunder hereby represents, warrants and covenants to you as Lessor each of the following as of the date hereof and as of the "Commencement Date" under the Schedule.

    (a) The Balance Sheet and Statement of Income of Lessee, or of any consolidated group of which Lessee is a member, heretofore delivered to Lessor have been prepared in accordance with generally accepted accounting principles and fairly presents the financial position of Lessee or the consolidated group of companies of which Lessee is a member on and as of the date thereof and the results of its or their operations for the period or periods covered thereby. Since the date of such Balance Sheet and Statement of Income there has been no material adverse change in the financial or operating condition of Lessee or of its consolidated group;

    (b) Lessee agrees to furnish annually, within 90 days after the close of its fiscal year, and also at Lessor's request, a certificate of an authorized officer of Lessee stating that he has reviewed the activities of Lessee and that, to the best of his knowledge, there exists no default, as such term is defined in the Lease, and no event which, with the giving of notice or the lapse of time or both, would become such a default;

    (c) Lessee is a (corporation) (general partnership) (limited partnership), organized and validly existing and in good standing under the laws of the State of New York, with full power and capacity to enter into the Lease, all documents relative to the purchase of the Equipment and any other documents required to be delivered in connection with the Lease (said Lease, purchase documents and other documents being hereinafter called "Documents") and is duly qualified to do business wherever necessary to carry on its present business, but particularly in all states where leased Equipment is to be located;

    (d) The Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms, except to the extent that the enforcement of remedies therein provided may be limited under applicable bankruptcy and insolvency laws;

    (e) No approval, consent or withholding of objections is required from any federal, state or local governmental authority or instrumentality with respect to the entry into or performance by Lessee of the Documents except such as have already been obtained;

    (f) The entry into and performance by Lessee of the Documents will not:
    (i)violate any judgment, order, (law or regulation applicable to Lessee or any provision of Lessee's Certificate of Incorporation of Bylaws (if a corporation) or partnership agreement (if a partnership) or limited partnership certificate lit a limited partnership!; or (ii)result in any breach of, constitute a default under or result in the creation of any lien, charge, security interest or other encumbrance upon any Item of Equipment pursuant to any indenture, mortgage, deed of trust, bank loan or credit agreement of other Instrument (other than the Lease or any purchase money security interest retained by a Supplier)to which Lessee is a party;

    (g) There are no suits or proceedings pending or threatened in court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee, which will have a material adverse effect on the ability of Lessee to fulfill its obligations under the Lease;

    (h) The Equipment accepted under the Certificate of Acceptance executed pursuant to the Lease is tangible personal property and, when subjected to use by Lessee, will not be or become fixtures under applicable laws; all landlords and holders of liens with respect to premises where Equipment is to be located have executed waivers, originals of which have been delivered to Lessor herewith, and any landlord or mortgagee waiver executed in connection with the Equipment is valid and enforceable against the person executing the same and is sufficient to protect Lessor's interest in the Equipment from any claim against the Equipment by said person. The Equipment accepted under the Certificate of Acceptance is new and unused on the date title thereto is acquired by Lessor;

    (i) The representations, warranties and covenants of Lessee contained in the Lease are true and correct on the date hereof and there exists this day no default or event with which notice or time or both would be a default under the Lease;

    (j) Attached hereto is a full, true and complete copy of resolutions (if a corporation) or other appropriate action (if a partnership)authorizing Lessee to enter into the Lease, duly adopted or taken by the Board of Directors of Lessee (if a corporation)or the general partners of Lessee (if a partnership) at a meeting called and held on April 20, 1995 at which a quorum was present and acting throughout, or (if a partnership) pursuant to the terms of the partnership agreement, and said resolutions or other actions have not been amended or rescinded and are in full force and effect on the date hereof.


    KLEINERT'S INC. OF NEW YORK


    By: /s/ Gerald E. Monigle
        ---------------------

    Title: Treasurer
           ---------

    Date: November 29, 1995
          ------------------

    Meridian Leasing

    If KLEINERT'S INC. OF NEW YORK is exempt from state sales/rental tax, please return a copy of the Tars Exemption Certificate with the document package. If not exempt from state sales/rental tax, please include the appropriate tax amount with any advance rentals paid. Regardless, please enter your company's Federal Tax I.D. Number below and return this form with the signed documents.



    Federal Tax I.D. Number: 23-2746614
                             -----------

Meridian Leasing                                      SALE AND LEASEBACK
                                                       MASTER LEASE # 01678
                                                          SCHEDULE #001


                              MERIDIAN LEASING INC.
                                  BILL OF SALE

    FOR VALUE RECEIVED, KLEINERT'S INC. OF NEW YORK, a New York corporation (herein called "Seller") does hereby sell, transfer and convey to Meridian Leasing Inc. (hereinafter called "Buyer") all of Seller's right, title and interest in the following Equipment:

    See Schedule A attached hereto and forming a part hereof.



    Seller hereby represents and warrants to Buyer and Seller hereby conveys to Buyer good and marketable title to the Equipment free and clear of all liens and encumbrances whatsoever except such liens and encumbrances as Buyer shall itself create and the leasehold interest of Seller, Seller shall warrant and defend good title consistent herewith in Buyer and Seller's obligation shall survive the delivery of this Bill of Sale.

    In witness whereof, Seller has executed this Bill of Sale.

                                                KLEINERT'S INC. OF NEW YORK

                                                By:  /s/ Gerald E. Monigle
                                                     ---------------------

                                                Title:  Treasurer
                                                        ---------

                                                Dated:  November 29, 1995
                                                        -----------------

Master Lease #01678
Schedule #001, dated

                               PAY PROCEEDS LETTER

KLEINERT'S INC. OF NEW YORK hereby irrevocably directs Meridian Leasing Inc. to pay the proceeds of the above lease as follows:

            VENDOR                ADDRESS                       PAYMENT
      Kleinert's Inc.             120 W. Germantown Pike        $144,040.56
                                  Plymouth Meeting, PA 19462


Meridian Leasing Inc. reserves the right to withhold any advance rentals and fees due when payment of proceeds is made directly to Lessee.



                                                 KLEINERT'S INC. Of NEW YORK
                                                 Signed:  /s/ Gerald E. Monigle
                                                          ---------------------

                                                 Title:  Treasurer
                                                         ----------------------

                                                 Date:   November 29, 1995
                                                         ----------------------

Meridian Leasing

                                                        Description of Equipment
                                                      Master Lease Schedule #001


                              Meridian Leasing Inc.

                        Rider #1 Description of Equipment

                                           Schedule dated November 29, 1995
                                                          -----------------
Master Lease Agreement No. 01678

   Number of      Model of Serial
   Units          Equipment Numbers       Location                Supplier
   -----------------------------------------------------------------------

See Schedule A attached hereto and forming a part hereof.

                                          112 W. 34th Street      Cadtex
                                          Suite 1711
                                          New York, NY 10120      SBM

                                  Total Lessor's Cost $144,040.56
                                                      -----------



        MERIDIAN LEASING INC.                       KLEINERT'S INC. OF NEW YORK

        By:                                         By:  /s/ Gerald E. Monigle
                                                          ---------------------
        Edward R. Bruner
        Title: President                            Title:  Treasurer
                                                             ---------

        Date:                                       Date:  November  29, 1995
                                                           -------------------

                                   SCHEDULE A
                                   ----------

All equipment as acquired under lease to KLEINERT'S INC. OF NEW YORK pursuant to Master Lease #01678, Schedule #001, dated ____, between MERIDIAN LEASING INC. (Lessor) and KLEINERT'S INC. OF NEW YORK (Lessee).

QUANTITY        DESCRIPTION                                          S/N
--------        -----------                                          ---
Four (4)        PV High Resolution Workstations including:
                Pentium 100 CPU, 256K Cache, 32MB
                RAM, Middle tower case w/250 W PS+
                extra fan, 1 GB hard drive, High
                resolution Graphics Card w/6 MB
                V + D RAM, One 1.44 MB 3.5" floppy
                drive, Multi I/O Card w/ 1 parallel/
                2 serial ports, Network Card and cable,
                One Keyboard and mouse, WACOM UD 12"
                x 12" Professional Tablet w/cordless
                four button cursor and pressure pen,
                NEC XP 17 17" color monitor
One (1)         Hayes Optima External Modem
One (1)         4xCD ROM Drive
One (1)         File Server including:
                486DX/66 Mhz CPU, 256 K Cache, 16MB RAM
                9" Monochrome VGA Monitor and card
                Middle tower case with 250 w PS +
                extra fan, 2 GB hard Drive, SCSI
                controller, One 1.44 MB 3.5" floppy
                drive, Multi I/O card w/ 1 parallel/
                2 serial ports, Network Card and Cable,
                9 port Ethernet Hub, keyboard and mouse,
                Digital Data Storage 2 GB Tape
                Backup Drive
 One (1)        Network Parallel Printing Unit including:
                486DX/66 Mhz CPU, 256k CACHE , 16 MB
                RAM, 9" Monochrome VGA Monitor and
                Card, Middle tower case with 250 W PS +
                 extra fan, 340 MB Hard Drive, Adaptec
                 1542 SCSI Controller with FDD Control,
                 One 1.44 MB 3. 5 " floppy drive, Multi
                 I/O card w/ 1 parallel/ 2 serial ports,
                Network card and cable, keyboard & mouse
One (1)      Canon CJ-10 Printer, Scanner and copier
                with 16 MB IPU computer interface
One (1)      Canon IPU-10 with 24 MB computer interface
One (1)      Epson ES600 Scanner
One (1)      SBM Prostation Pentium 100
One (1)      SBM Upgrade to 1GB Hard Drive
One (1)      Sony 4x Internal w/tray, IDE CD-ROM
One (1)      SBM Upgrade to 20" Display

Schedule A
 Page 2

 Thirty-six     RG58 Cable for Thin EtherNet
 One (1)        SBM 1 yr Extended
 One (1)        Adobe Aldus PageMaker 5.0, 3.5"
 One (1)        Adobe Photoshop v3.0 Single
                Documentation, Win
 One (1)        Adobe Illustrator v4.0 Single
                Documentation, Win
 One (1)        On-site System Setup Workstation

    The above equipment complete with all related parts, attachments, accessories, substitutions and proceeds.

     MERIDIAN LEASING INC.          KLEINERT'S INC. OF NEW YORK

     By:                            By:  /s/ Gerald E. Monigle
                                       -----------------------

    Title:                          Title:  Treasurer
                                            ---------

    Date:                           Date:  November 29, 1995
                                           -----------------